UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

  Twelve Seas Investment Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38540	82-3667722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 E. 57th St., 18th Floor

New York, New York 10022

(Address of principal executive offices, including Zip Code)

(917) 208-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 15, 2019, Twelve Seas Investment Company (the “Company”) issued a press release announcing the execution of a Business Combination Agreement (the “Business Combination Agreement”) providing for the combination of the Company and Brooge Petroleum and Gas Investment Company FZE. (“Brooge”), an independent high quality oil storage and services provider in the Port of Fujairah, United Arab Emirates, under a new holding company named Brooge Holdings Limited (“Brooge Holdings”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties concerning the Company’s proposed business combination with Brooge (the “Business Combination”), Brooge’s expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Brooge or others following announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the shareholders of the Company; (4) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain consents and approvals of Brooge’s shareholders and investors; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the inability to recognize the anticipated benefits of the Business Combination; (8) the ability to obtain or maintain the listing of Brooge Holdings’ securities on NASDAQ following the Business Combination, including having the requisite number of shareholders; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Brooge may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”) by the Company or Brooge Holdings.

Readers are referred to the most recent reports filed with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

 Additional Information

Brooge Holdings intends to file with the Securities and Exchange Commission (SEC) a Registration Statement on Form F-4, which will include a preliminary proxy statement of the Company and a prospectus in connection with the Business Combination. The Company will mail a definitive proxy statement and other relevant documents to its shareholders. Shareholders of the Company and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about the Company, Brooge and the Business Combination. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to the Company by contacting its Chief Financial Officer, Stephen N. Cannon, c/o Twelve Seas Investment Company, 135 East 57th Street, 18th Floor, New York, New York 10022, at (917) 208-6200 or at steve@twelveseascapital.com.

Participants in the Business Combination

Brooge Holdings, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. Information regarding the officers and directors of the Company is set forth in the Company’s annual report on Form 10-K, which was filed with the SEC on March 29, 2019. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated April 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2019

Twelve Seas Investment Company

By:	/s/ Stephen N. Cannon
Stephen N. Cannon
Chief Financial Officer

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